UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 7, 2007
Date of Report (date of earliest event reported)

Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6350 South 3000 East
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 7, 2007 the Compensation Committee of the Board of Directors of Overstock.com, Inc. (the “Company”) approved (i) bonus payments to named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of the Company as a result of the officers’ performance in 2006, (ii) 2007 salaries for named executive officers, and (iii) stock option grants to named executive officers under the Company’s 2005 Equity Incentive Plan, as follows:

Name and Title	Bonus	2007 Salary	Stock Option Grant (1) (shares)
Patrick M. Byrne, Chief Executive Officer (2)	0	0	0

Jason Lindsey, President and Chief Operating Officer	$180,000	$300,000	80,000

Jonathan E. Johnson III, Senior Vice President, Corporate and Legal Affairs	$120,000	$200,000	40,000

Stormy Simon, Senior Vice President, Branding and Customer Care	$120,000	$200,000	40,000

David Chidester, Senior Vice President, Finance	$120,000	$200,000	35,000

Stephen Tryon, Senior Vice President, Logistics	$120,000	$200,000	35,000

Russell (Tad) Martin, Senior Vice President of Merchandising and Operations (3)	$120,000	0	0

(1)           Options vest as to 28% on the first anniversary of the grant and 2% each month thereafter and have a ten-year term.

(2)           The Chief Executive Officer of the Company, Dr. Patrick M. Byrne, declined to accept any bonus payment relating to 2006, any salary for 2007, or any stock option grant.

(3)           As previously reported, Mr. Martin resigned effective January 11, 2007.

Item 8.01  Other Events.

On February 7, 2007, Mr. Ray Groves, a member of the Board and of the Audit Committee, was appointed Chair of the Audit Committee.  As previously reported, Mr. Gordon S. Macklin, who had served as Chair of the Audit Committee, passed away on January 29, 2007.

Certain statements contained in this Form 8-K include statements that are “forward-looking statements.” There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ David Chidester
David Chidester
Senior Vice President, Finance
Date:	February 12, 2007